UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-06640)

American Strategic Income Portfolio Inc. II
(Exact name of registrant as specified in charter)

800 Nicollet Mall
Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr.
800 Nicollet Mall Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 08/31/08

Date of reporting period:  05/31/08

Item 1. Schedule of Investments.

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio II (BSP)	May 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE (a)

(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities (b) — 3.4%
Fixed Rate — 3.4%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		$3,056,401	$3,130,034	$3,105,219
9.00%, 7/1/30, #C40149		129,290	132,327	143,662
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		230,699	231,648	237,498
5.50%, 6/1/17, #648508		262,640	263,654	267,143
5.00%, 9/1/17, #254486		453,924	454,858	455,040
5.00%, 11/1/17, #657356		921,013	924,804	923,275
6.50%, 6/1/29, #252497		1,048,245	1,042,007	1,091,583
7.50%, 5/1/30, #535289		112,682	109,335	121,319
8.00%, 5/1/30, #538266		41,634	41,168	44,989
8.00%, 6/1/30, #253347		143,458	141,853	155,018
Total U.S. Government Agency Mortgage-Backed Securities			6,471,688	6,544,746

Corporate Notes (c) (d) — 11.6%
Fixed Rate — 11.6%
Sarofim South and Bland, 6.90%, 1/1/11	12/21/07	8,511,612	8,511,612	8,766,960
Stratus Properties II, 6.56%, 12/31/11	6/14/01	5,000,000	5,000,000	5,100,000
Stratus Properties III, 6.56%, 12/31/11	12/1/06	8,000,000	8,000,000	8,160,000
Total Corporate Notes			21,511,612	22,026,960

Whole Loans and Participation Mortgages (c) (e) — 99.5%
Commercial Loans — 58.2%
5555 East Van Buren I, Phoenix, AZ, 5.68%, 7/1/11 (f)	6/23/04	6,353,813	6,353,813	6,237,332
5555 East Van Buren II, Phoenix, AZ, 7.13%, 7/1/11	8/18/06	1,477,742	1,477,742	1,496,262
American Mini-Storage, Memphis, TN, 6.80%, 12/1/10 (d)	11/5/07	3,060,000	3,060,000	3,092,909
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17 (f)	3/31/97	1,138,893	1,138,893	1,069,698
Cypress Point Office Park I, Tampa, FL, 5.30%, 6/1/09 (f)	5/19/04	4,456,365	4,456,365	4,397,765
Cypress Point Office Park II, Tampa, FL, 5.30%, 6/1/09 (f)	5/19/04	4,329,616	4,329,616	4,272,683
Hadley Avenue Business Center, Oakdale, MN, 8.38%, 1/1/11 (f)	12/14/00	2,183,487	2,183,487	2,248,992
Hickman Road, Clive, IA, 6.78%, 1/1/13 (d) (f)	12/3/07	5,500,000	5,500,000	5,472,163
LaCosta Centre, Austin, TX, 5.20%, 3/1/09 (f)	2/27/04	4,295,323	4,295,323	4,266,841
Oak Knoll Village Shopping Center, Austin, TX, 6.73%, 10/1/13 (f)	9/17/03	1,524,267	1,524,267	1,501,685
Office City Plaza, Houston, TX, 6.43%, 6/1/12 (f)	5/25/07	5,547,979	5,547,979	5,502,889
Oyster Point Office Park, Newport News, VA, 6.68%, 2/1/11 (f)	1/4/06	12,168,295	12,168,295	12,249,587
PennMont Office Plaza, Albuquerque, NM, 6.63%, 4/1/11 (f)	3/30/06	1,448,752	1,448,752	1,447,473
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17 (d) (f)	12/13/06	1,825,000	1,825,000	1,736,203
Raveneaux Country Club, Spring, TX, 7.00%, 6/1/08 (d) (g)	12/19/05	8,800,000	8,800,000	8,800,000
Redwood Dental Building, Taylorsville, UT, 7.40%, 7/1/12 (f)	6/28/02	2,483,712	2,483,712	2,543,114
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17	3/30/07	7,274,459	7,274,459	6,920,315
Signal Butte, Mesa, AZ, 6.90%, 7/1/17 (d) (f)	6/20/07	15,000,000	15,000,000	14,519,720
Station Square, Pompano Beach, FL, 6.33%, 2/14/14 (d) (f)	1/19/07	12,000,000	12,000,000	11,527,317
Sundance Plaza, Colorado Springs, CO, 7.13%, 11/1/08	10/29/98	82,771	82,771	82,771
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14	2/15/07	1,285,348	1,285,348	1,275,359
Woodmen Corporate Center, Colorado Springs, CO, 5.40%, 9/1/08 (d) (f) (g)	8/8/05	9,950,000	9,950,000	9,939,721
			112,185,822	110,600,799
Multifamily Loans — 41.2%
Carolina Square Apartments, Tallahassee, FL, 6.63%, 8/1/12 (d) (f)	7/20/07	7,875,000	7,875,000	7,771,246
Chardonnay Apartments, Tulsa, OK, 6.40%, 7/1/13 (f)	6/5/03	3,917,642	3,917,642	3,793,506
Lake Point Terrace Apartments, Madison, WI, 6.33%, 5/1/17	4/13/07	4,988,140	4,988,140	4,657,902
Meadows Point, College Station, TX, 7.93%, 2/1/13 (d)	1/24/08	5,400,000	5,400,000	4,713,953
RP-Plaza Development, Oxnard, CA, 6.12%, 3/1/10 (d) (g)	2/23/05	5,000,000	5,000,000	5,050,000
Sapphire Skies, Cle Elum, WA, 6.40%, 1/1/09 (d) (g)	12/23/05	9,250,000	9,250,000	9,250,000
Summit Chase Apartments I, Coral Springs, FL, 6.68%, 6/1/08 (d)	7/7/05	12,670,000	12,670,000	12,670,000
Summit Chase Apartments II, Coral Springs, FL, 9.90%, 6/1/08 (d) (h)	7/7/05	2,974,000	2,974,000	2,081,800

2008 Quarterly Report   1   American Strategic Income Portfolio II

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio II (BSP) (continued)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE (a)

Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 (d)	4/17/07	$9,126,000	$9,126,000	$9,154,531
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 (d)	4/17/07	1,825,000	1,825,000	1,656,177
Timber Ridge Apartments, Houston, TX, 9.88%, 8/1/13 (d)	4/23/02	500,000	500,000	469,309
Trinity Oaks Apartments I, Dallas, TX, 6.53%, 4/1/09 (d)	3/30/06	7,000,000	7,000,000	5,987,677
Trinity Oaks Apartments II, Dallas, TX, 7.88%, 4/1/09 (d) (h)	3/30/06	1,690,000	1,690,000	1,183,000
Vista Bonita Apartments, Denton, TX, 5.87%, 6/1/08 (g)	3/4/05	2,727,936	2,727,936	1,909,556
Windy Meadows, Arlington, TX, 6.93%, 5/1/10 (d)	4/27/07	6,380,000	6,380,000	6,470,315
Winterland Apartments I, Grand Forks, ND, 9.23%, 7/1/12	6/6/97	531,870	531,870	558,463
Winterland Apartments II, Grand Forks, ND, 9.23%, 7/1/12	6/6/97	1,019,415	1,019,415	1,022,269
			82,875,003	78,399,70
Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 10.48%, 12/1/20	12/18/92	57,256	57,730	55,710
PHH U.S. Mortgage, 2 loans, California and Delaware, 8.65%, 1/1/12	12/30/92	169,995	164,900	147,604
			222,630	203,314
Total Whole Loans and Participation Mortgages			195,283,455	189,203,817
Preferred Stocks — 8.2%
Real Estate Investment Trusts (b) — 8.2%
AMB Property, Series L		62,000	1,583,757	1,385,700
AMB Property, Series M		14,360	367,561	321,951
AMB Property, Series O		13,459	336,475	315,867
Duke Realty, Series J		38,244	974,588	839,456
Duke Realty, Series M		8,000	200,000	184,880
Health Care Properties, Series E		5,100	131,070	119,850
Health Care Properties, Series F		40,485	1,020,755	953,017
Kimco Realty, Series B		58,000	1,406,500	1,299,200
Prologis Trust, Series F		18,220	464,378	421,064
Public Storage, Series A		40,000	977,346	889,200
Public Storage, Series B		22,200	543,900	531,468
Public Storage, Series E		15,000	377,550	336,300
Public Storage, Series X		20,000	497,779	416,200
Public Storage, Series Z		20,000	502,366	427,800
Realty Income, Series D		90,000	2,281,500	2,204,100
Regency Centers, Series E		46,600	1,160,340	1,015,880
Weingarten Realty Investors, Series F		182,500	4,489,375	3,923,750
Total Preferred Stocks			17,315,240	15,585,683
Total Unaffiliated Investments			240,581,995	233,361,206
Short-Term Investment — 0.9%
First American Prime Obligations Fund, Class Z (i)		1,656,466	1,656,466	1,656,466
Total Investments (j) — 123.6%			$242,238,461	$235,017,672
Other Assets and Liabilities, Net — (23.6)%				(44,891,087)
Total Net Assets — 100.0%				$190,126,585

2008 Quarterly Report   2   American Strategic Income Portfolio II

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio II (BSP) (continued)

Notes to Schedule of Investments:
(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

The fund’s investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs. As material capital improvements are made to the property, new market value appraisals are obtained.

As of May 31, 2008, the fund held fair valued securities with a value of $211,230,777 or 111.1% of total net assets.

(b)
Securities pledged as collateral for outstanding reverse purchase agreements.  On May 31, 2008, securities valued at $22,130,429 were pledged as collateral for the following outstanding reverse repurchase agreements

2008 Quarterly Report   3   American Strategic Income Portfolio II

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio II (BSP) (continued)

	Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
	$ 5,886,000	5/9/08	2.50%	6/9/08	$ 167,782	(1)
	9,949,000	5/7/08	3.40%	6/6/08	4,723	(2)
	$ 15,835,000				$ 172,505

	* Interest rate as of May 31, 2008. Rate is based on the London InterBank Offered Rate (“LIBOR”) plus a spread and reset monthly.

	Name of broker and description of collateral:

(1)	Goldman Sachs:
	Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $3,056,401 par
	Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $129,290 par
	Federal National Mortgage Association, 6.00%, 10/1/16, $230,699 par
	Federal National Mortgage Association, 5.50%, 6/1/17, $262,640 par
	Federal National Mortgage Association, 5.00%, 9/1/17, $453,924 par
	Federal National Mortgage Association, 5.00%, 11/1/17, $921,013 par
	Federal National Mortgage Association, 6.50%, 6/1/29, $1,048,245 par
	Federal National Mortgage Association, 7.50%, 5/1/30, $112,682 par
	Federal National Mortgage Association, 8.00%, 5/1/30, $41,634 par
	Federal National Mortgage Association, 8.00%, 6/1/30, $143,458 par
(2)	Dresdner Bank:
	AMB Property, Series L, 62,000 shares
	AMB Property, Series M, 14,360 shares
	AMB Property, Series O, 13,459 shares
	Duke Realty, Series J, 38,244 shares
	Duke Realty, Series M, 8,000 shares
	Health Care Properties, Series E, 5,100 shares
	Health Care Properties, Series F, 40,485 shares
	Kimco Realty, Series B, 58,000 shares
	Prologis Trust, Series F, 18,220 shares
	Public Storage, Series A, 40,000 shares
	Public Storage, Series B, 22,200 shares
	Public Storage, Series E, 15,000 shares
	Public Storage, Series X, 20,000 shares
	Public Storage, Series Z, 20,000 shares
	Realty Income, Series D, 90,000 shares
	Regency Centers, Series E, 46,600 shares
	Weingarten Realty Investors, Series F, 182,500 shares

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $22,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $22,000,000 lending commitment.

(c)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.  These securities are fair valued in accordance with the board approved valuation procedures. See note (a) above.

(d)
Interest only - Represents securities that entitle holders to receive only interest payments on the mortgages.  Principal balance on the loan is due at maturity.  The interest rate disclosed represents the net coupon rate in effect as of May 31, 2008.

(e)
Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage services) on May 31, 2008.  Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of May 31, 2008.

(f)
Securities pledged as collateral for outstanding borrowings under a loan agreement.  On May 31, 2008, securities valued at $100,497,935 were pledged as collateral for the following outstanding borrowings:

2008 Quarterly Report   4   American Strategic Income Portfolio II

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio II (BSP) (concluded)

Amount	Rate*	Accrued Interest	Name of Broker and Description of Collateral
$ 27,500,000	5.72%	$ 43,723	(1)
7,000,000	5.72%	10,017	(1)
500,000	5.72%	397	(1)
$ 35,000,000		$ 54,137

* Interest rate as of May 31, 2008. Rate is based on the London Interbank Offered Rate (“LIBOR”) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Morgan Stanley:
5555 East Van Buren I, 5.68%, 7/1/11, $6,353,813 par
Bigelow Office Building, 6.38%, 4/1/17, $1,138,893 par
Carolina Square Apartments, 6.63%, 8/1/12, $7,875,000 par
Chardonnay Apartments, 6.40%, 7/1/13, $3,917,642 par
Cypress Point Office Park I, 5.30%, 6/1/09, $4,456,365 par
Cypress Point Office Park II, 5.30%, 6/1/09, $4,329,616 par
Hadley Avenue Business Center, 8.38%, 1/1/11, $2,183,487 par
Hickman Road, 6.78%, 1/1/13, $5,500,000 par
LaCosta Centre, 5.20%, 3/1/09, $4,295,323 par
Oak Knoll Village Shopping Center, 6.73%, 10/1/13, $1,524,267 par
Office City Plaza, 6.43%, 6/1/12, $5,547,979 par
Oyster Point Office Park, 6.68%, 2/1/11, $12,168,295 par
PennMont Office Plaza, 6.63%, 4/1/11, $1,448,752 par
Perkins-Blaine, 6.63%, 1/1/17, $1,825,000 par
Redwood Dental Building, 7.40%, 7/1/12, $2,483,712 par
Signal Butte, 6.90%, 7/1/17, $15,000,000 par
Station Square, 6.33%, 2/14/14, $12,000,000 par
Woodmen Corporate Center, 5.40%, 9/1/08, $9,950,000 par

At May 31, 2008, the fund was a party to a loan agreement with Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”) under which loans were collateralized by whole loans in the fund’s portfolio.  This agreement expired and the outstanding loan amount was refinanced on July 11, 2008 using advances made under a new loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”).  Under this new loan agreement, MMLIC made a term loan to the fund of $45,100,000 which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $12,900,000.  Loans made under the loan agreement are secured by whole loans in the fund’s portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%.  In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

(g)	Variable Rate Security - The rate shown is in effect as of May 31, 2008.

(h)	Loan or a portion of this loan not current on interest and/or principal payments.

(i)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(j)	On May 31, 2008, the cost of investments in securities was $242,238,461. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,060,296
Gross unrealized depreciation	(8,281,085)
Net unrealized depreciation	$(7,220,789)

2008 Quarterly Report   5   American Strategic Income Portfolio II

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. II

By:   /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr., President

Date:   July 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr., President

Date:   July 28, 2008

By:   /s/Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr., Treasurer

Date:   July 28, 2008